SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005

                            STEAKHOUSE PARTNERS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  000-23739               94-3248672
-----------------------------       ------------       ----------------------
       (State or Other              (Commission            (IRS Employer
Jurisdictional Incorporation)       File Number)        Identification Number)


                        --------------------------------


10200 Willow Creek Road        San Diego, California             92131
 ----------------------       ----------------------         -------------
  Address of Principal           (City and State)             (Zip  Code)
    Executive Office)


       Registrant's telephone number, including area code: (858) 689-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         Effective as of March 1, 2005, Steakhouse Partners, Inc. (the "Company") appointed Susan Schulze-Claasen, as Executive Vice President, Chief Administrative Officer and General Counsel of the Company. This appointment was approved by the Board of Directors of the Company.

         The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Ms. Schulze-Claasen is incorporated by reference from our Form 10K/A filed with the Securities and Exchange Commission on August 17, 2004.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            STEAKHOUSE PARTNERS, INC.


                            /s/ A Stone Douglass
                            -------------------------------------
                            Name: A Stone Douglass
                            Title: President, Secretary and Director
                            (Serving as principal executive officer)

                            Dated: March 4, 2005